UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2006

DIGITAL ANGEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15177	52-1233960
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Villaume Avenue, South St. Paul, MN    55075

(Address of Principal Executive Offices)         (Zip Code)

 (Registrant’s telephone number, including area code)         (651) 455-1621

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7-Regulation FD

Item 7.01                                             Regulation FD Disclosure

On December 19, 2006 Digital Angel Corporation announced that it has been awarded a multi-year contract extension to be the exclusive provider of Radio Frequency Identification (RFID) technology and equipment to the Bonneville Power Administration, a federal agency under the U.S. Department of Energy.  The contract extension may generate up to $10 million in sales through 2009.

Section 9- Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits

(c)                                                                                  Exhibits

99.1                 Press release issued by Digital Angel Corporation on December 19, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2006

/s/ James P. Santelli
Digital Angel Corporation
James P. Santelli
Senior Vice President and Chief Financial Officer